RYDEX SERIES FUNDS

                      Supplement dated June 14, 2010 to the
         Alternatives Funds I-Class Shares Prospectus Dated May 1, 2010;
      Equity Market Neutral Fund (formerly, the Global Market Neutral Fund)
                           I-Class Shares Prospectus
                               Dated May 1, 2010;
  Rydex Series Funds Statement of Additional Information Dated May 1, 2010; and Equity Market Neutral Fund (formerly, the Global Market Neutral Fund)
                   Statement of Additional Information Dated
                                  May 1, 2010;
                           and all supplements thereto

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT SUPPLEMENTS INFORMATION CONTAINED IN THE RYDEX SERIES FUNDS PROSPECTUSES (EACH A "PROSPECTUS" AND COLLECTIVELY, THE "PROSPECTUSES") AND STATEMENTS OF ADDITIONAL INFORMATION (EACH AN "SAI" AND COLLECTIVELY, THE "SAIs") LISTED ABOVE AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAIs.

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On or about June 22, 2010,  the I-Class  Shares have been renamed  Institutional
Class Shares. Accordingly, all references to I-Class Shares in the Prospectuses and SAIs are now replaced with Institutional Class Shares. All fees and expenses associated with the share class remain the same and are not affected by the name change.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GMN1-SUP2-0610x0810